                                                                    Exhibit 10.3
                        AMENDMENT NO. 5 AND WAIVER NO. 2

     AMENDMENT NO. 5 AND WAIVER NO. 2 (this "Amendment"), dated as of June 21, 2001, to and under the Credit Agreement (as amended by Amendment No. 4 and Waiver No. 1, dated as of June 14, 2001, Amendment No. 3, dated as of May 12, 2001, Amendment No. 2, dated as of October 22, 2000, and Amendment No. 1, dated as of April 3, 2000, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of September 1, 1999, among PENTON MEDIA, INC. (the "Borrower"), the Lenders party thereto, BANC OF AMERICA SECURITIES, LLC, as Syndication Agent, BANK ONE, NA (formerly known as THE FIRST NATIONAL BANK OF CHICAGO), as Documentation Agent, FLEET NATIONAL BANK, as Co-Syndication Agent, and THE BANK OF NEW YORK, as Administrative Agent.

                                    RECITALS

     I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

     Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

     1. Notwithstanding anything to the contrary contained in Amendment No. 4 and Waiver No. 1, dated as of June 14, 2001, to and under the Credit Agreement, Sections 1 through 13 of such Amendment No. 4 and Wavier No. 1 are null and void.

     2. Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms thereto in the proper alphabetical order:

     "Amendment Date" has the meaning set forth in Amendment No. 5.

     "Amendment No. 5" means Amendment No. 5 and Waiver No. 2, dated as of June 21, 2001, to this Credit Agreement.

     "ComMunic" means ComMunic GmbH Kongresse-Messen Seminare, a limited liability company organized under of laws of Germany.

     "Offering Circular" means the Preliminary Confidential Offering Circular, dated June 8, 2001, distributed to the Lenders by the Administrative Agent under cover of a letter dated June 11, 2001.


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     "Other Subordinated Debt" means unsecured subordinated Indebtedness of the
Borrower and unsecured guaranties thereof by one or more Subsidiary Guarantors, in each case, on terms and conditions substantially similar to those set forth in (a) the Offering Circular, and (b) a final offering circular that is reasonably acceptable to the Administrative Agent.

     "Senior Leverage Ratio" means, at any date of determination, the ratio of
(i) Total Debt (excluding Approved Subordinated Debt and Other Subordinated
Debt) on such date to (ii) Adjusted EBITDA on such date.

     3. Section 1.6 of the Credit Agreement is hereby amended by deleting the term "Healthwell" in each place in which it appears therein and inserting in its place the term "ComMunic".

     4. Section 5.2(b) of the Credit Agreement is hereby amended by adding the phrase "or Other Subordinated Debt" immediately after the phrase "Approved Subordinated Debt" where such phrase appears.

     5. Section 7.1(a) of the Credit Agreement is hereby amended by (a) adding the phrase "and Other Subordinated Debt" immediately after the phrase "Approved Subordinated Debt" in each place such phrase appears in clause (vi), (b) deleting the word "and" at the end of clause (vi), (c) deleting the period at the end of clause (vii) and substituting in its place "; and", and (d) adding a new clause (viii) to read as follows:

          (viii) Other Subordinated Debt.

     6. Clauses (a) and (b) of Section 7.10 of the Credit Agreement are hereby amended and restated in their entirety as follows:

     (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets (1) to secure the Obligations, or (2) to secure any Indebtedness or other liability that refinances all or any portion of the Obligations, or (b) the ability of any Subsidiary (1) to pay dividends or other distributions with respect to any shares of its equity securities (other than restrictions or conditions that require any such dividend or distribution to be made to the holders of such securities on a pro rata basis), (2) to make or repay loans or advances to the Borrower or any other Subsidiary, or (3) to Guarantee the Obligations or any Indebtedness or other liability that refinances all or any portion of the Obligations,

     7. Section 7.12 of the Credit Agreement is hereby amended by inserting the phrase ", except pursuant to the terms of the indenture as contemplated by the Offering Circular," immediately after the phrase "will not prepay or".

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

     8. Section 7.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     Section 7.13 Interest Coverage Ratio

          The Borrower will not permit the Interest Coverage Ratio as of the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below with respect to such period:

                    PERIOD                                       RATIO
     ------------------------------------                      ---------
     Amendment Date through June 29, 2002                      2.25:1.00
      June 30, 2002 through June 29, 2003                      2.50:1.00
         June 30, 2003 and thereafter                          2.75:1.00


     9. Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     Section 7.15 Leverage Ratio

          The Borrower will not permit the Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

                     PERIOD                                       RATIO
     ------------------------------------                      ---------
     Amendment Date through June 29, 2003                      5.00:1.00
         June 30, 2003 and thereafter                          4.75:1.00

     10. Article 7 of the Credit Agreement is hereby amended by adding a new
Section 7.16 thereto as follows:

     Section 7.16 Senior Leverage Ratio

          The Borrower will not permit the Senior Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

                     PERIOD                                       RATIO
     ------------------------------------                      ---------
     Amendment Date through June 29, 2003                      4.00:1.00
         June 30, 2003 and thereafter                          3.50:1.00

     11. The Administrative Agent hereby waives any and all Defaults arising solely as a result of the failure of the Borrower (i) to cause the Credit Parties to have a first priority perfected security interest in the equity interests or assets referred to on Attachment A to this Amendment, provided that the waiver granted pursuant to this clause (i) shall be and become

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

null and void, and be of no further force or effect, on and after August 1, 2001, and (ii) to notify the Credit Parties of the acquisitions of such equity interests and assets.

     12. Notwithstanding anything to the contrary contained in any Loan Document, the term "Pledged Equity", as used in the Security Agreement, shall not include (a) any Equity Interests of (i) ComMunic GmbH Kongresse-Messen Seminare, a limited liability company organized under of laws of Germany, and
(ii) Leisurehub.com Ltd., a company organized under the laws of England, in each case, owned by any Loan Party and (b) any of the outstanding capital stock of a "controlled foreign corporation" as defined in the Code in excess of 65% of the voting power of all classes of capital stock of such corporation entitled to vote.

     13. Sections 1 through 12 of this Amendment shall not be effective until such date (the "Amendment Date") as each of the following shall have occurred:
(i) the Required Lenders shall have consented to the execution and delivery hereof by the Administrative Agent and (ii) the Borrower shall have incurred Other Subordinated Debt in an aggregate amount not less than $185,000,000 (as of the date of such incurrence).

     14. On and as of the date hereof, the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, except as otherwise expressly provided in the Loan Documents, (c) represents and warrants that, assuming this Amendment becomes fully effective in accordance with its terms, no Event of Default has occurred and is continuing, and each of the representations and warranties made by it in the Credit Agreement is true and correct with the same effect as though such representation and warranty had been made on such date, except representations and warranties made only as of a specific date, which the Borrower reaffirms were true and correct as of such date and (d) agrees to pay the reasonable fees and disbursements of Bryan Cave LLP, special counsel to the Administrative Agent, in connection with this Amendment.

     15. In all other respects the Loan Documents shall remain in full force and effect and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     16. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     17. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                            [SIGNATURE PAGES FOLLOW]


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

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


     AS EVIDENCE of its agreement to the terms and conditions herein contained, each of the undersigned has caused this Amendment to be executed on its behalf.

                                       PENTON MEDIA, INC.


                                       By:____________________________
                                       Name:__________________________
                                       Title:_________________________






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                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


                                       THE BANK OF NEW YORK, individually and as
                                       Administrative Agent


                                       By:____________________________
                                       Name:__________________________
                                       Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


BANK OF AMERICA, N.A.


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


BANK ONE, NA (formerly known as
THE FIRST NATIONAL BANK OF
CHICAGO)


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


FLEET NATIONAL BANK


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


ALLFIRST BANK

By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


BANK OF MONTREAL, CHICAGO BRANCH


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


CREDIT AGRICOLE INDOSUEZ


By:____________________________
Name:__________________________
Title:_________________________



By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


DRESDNER BANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES


By:____________________________
Name:__________________________
Title:_________________________



By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


THE HUNTINGTON NATIONAL BANK


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


NATIONAL BANK OF CANADA


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


NATIONAL CITY BANK


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


BNP PARIBAS

By:____________________________
Name:__________________________
Title:_________________________



By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


CITIZENS BANK OF MASSACHUSETTS


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


SUNTRUST BANK

By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


VAN KAMPEN SENIOR INCOME TRUST


     By: VAN KAMPEN INVESTMENT ADVISORY CORP.


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:


VAN KAMPEN SENIOR FLOATING RATE FUND


     By: VAN KAMPEN INVESTMENT ADVISORY CORP.


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:

VAN KAMPEN CLO I, LIMITED


     By: VAN KAMPEN MANAGEMENT INC.,
     as Collateral Manager

By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.




Consented and Agreed to:

VAN KAMPEN CLO II, LIMITED


     By: VAN KAMPEN MANAGEMENT INC.,
     as Collateral Manager

By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.


Consented and Agreed to:

KEY CORPORATE CAPITAL INC.


By:____________________________
Name:__________________________
Title:_________________________

                        AMENDMENT NO. 5 AND WAIVER NO. 2
                               PENTON MEDIA, INC.



CONSENTED AND AGREED TO:


DONOHUE MEEHAN PUBLISHING COMPANY
INTERNET WORLD MEDIA, INC.
ONE, INC.
BOARDWATCH, INCORPORATED
PENTON INTERNET, INC.
STARDUST.COM
STREAMING MEDIA, INC.
DUKE INVESTMENTS, INC.
DUKE COMMUNICATIONS INTERNATIONAL, INC.
PTS DELAWARE, INC.
TECH CONFERENCES, INC.


AS TO EACH OF THE FOREGOING:



By:____________________________
Name:__________________________
Title:_________________________

                                  ATTACHMENT A

United Kingdom
1.   Duke Communications Europe Limited
         Acquired on September 14, 2000
         100% equity interest held by Duke Communications International, Inc. Foreign investment unknown

2.   Jon Peddie Associates Europe Limited (f/k/a Meko Limited)
         Acquired on July 13, 2000
         100% equity interest held by Penton Media, Inc.
         Foreign investment unknown

3. Hillgate Communications Limited (subsidiary of a foreign entity) Acquired on March 13, 2001
         100% equity interest held by Penton Media (Europe) Limited Foreign investment unknown

4. Hillgate Custom Publishing Limited (subsidiary of a foreign entity) Acquired on March 13, 2001
         100% equity interest held by Hillgate Communications Limited Foreign investment unknown

Mexico
1.   ISOLA International, S. de R.L. de C.V.
         Acquired on March 20, 2001
         99% equity interest held by Penton Media, Inc.
         1% equity interest held by Internet World Media
         Foreign investment of about US$250,000.

Hong Kong
1.   Penton Media Asia Limited
         Formed on October 13, 2000.
         65% equity interest held by Penton Media, Inc.
         35% equity interest held by Internet World Media
         Minimal foreign investment (only created subsidiary in order to do business there)

Australia
1.   Penton Media Australia Pty Limited
         Formed on December 12, 2000
         100% equity interest owned by Penton Media, Inc.
         Foreign investment of about US$2,400,000.